Note 12 - Right-of-Use Assets, Finance Lease Liabilities, Investments in Leaseback Vessels and Net Investment in Sales-type Leases - Maturity of Sales-type Lease Receivables (Details) $ in Thousands	Jun. 30, 2023 USD ($)
2024	$ 68,358
2025	53,245
2026	6,745
2027	5,606
2028	4,567
Total undiscounted cash flows	138,521
Lease receivable	$ 47,399	[1]

[1]	The difference between the present value of the lease payments and the net investment in the lease balance in the balance sheet, is due to the vessels unguaranteed residual value, which is included in the net investment in the lease balance but is not included in the future lease payments.